UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                        SCHEDULE 14C INFORMATION


Preliminary Information Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the registrant       |X|

Filed by a party other than the registrant| |

Check the appropriate box:

| |  Preliminary information statement    | | Confidential, for use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

|X| Definitive information statement

| | Definitive additional materials

| | Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       PROVIDENCE CAPITAL I, INC.
            (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Information Statement, if Other Than the Registrant)

                             Not Applicable

Payment of Filing Fee(Check the appropriate box):

|X| No fee required.
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

     Common

(2) Aggregate number of securities to which transaction applies:

     1,500,000

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     Not Applicable

(4) Proposed maximum aggregate value of transaction:

     Not Applicable

(5) Total fee paid:

| | Fee paid previously with preliminary materials:
| | Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

     Not Applicable

(2) Form Schedule or Registration Statement No.:

     Not Applicable

(3) Filing Party:

     Nadeau & Simmons, P.C.
     1250 Turks Head Building
     Providence, RI 02903
     401-272-5800

(4) Date Filed:

     August 7, 2000

By Order of the Board of Directors


Mark T. Thatcher,
Secretary

Providence, Rhode Island
August 5, 2000


       MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING.
                  YOUR COOPERATION WILL BE APPRECIATED.

  STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY,
                OTHERWISE YOUR VOTE WILL NOT BE COUNTED.


                       PROVIDENCE CAPITAL I, INC.

                             August 5, 2000


To the Shareholders of
PROVIDENCE CAPITAL I, INC.:

Dear Fellow Shareholders:

Attached please find a notice of annual meeting of the shareholders of PROVIDENCE CAPITAL I, INC. (hereinafter referred to as "PROVIDENCE" and/or the "Company"), that will be held at the Company headquarters, 1250 Turks Head Building, Providence, Rhode Island 02903, on August 15, 2000, at 10:00 a.m., Eastern Daylight Time ("EDT"). The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) Restating and amending the Company's Articles of Incorporation in order to change its name from PROVIDENCE CAPITAL I, INC. to "UNITED AMERICAN COMPANIES, INC." ("name change");

(ii) Approving an Agreement and Plan of Merger and Reorganization (the "Merger") whereby UNITED AMERICAN COMPANIES, INC. (hereinafter referred to as "UAC") will be acquired by PROVIDENCE; and

Page 2
Providence Shareholders
August 5, 2000
______________________


(iii) electing a new Board of Directors.

Certain officers, directors and affiliates of PROVIDENCE who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the annual meeting of stockholders.

PROVIDENCE hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If a PROVIDENCE shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of PROVIDENCE will be paid the fair value thereof as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.11. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of June 30, 2000;

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.11 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with
Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on
Schedule 14C (the "Information Statement") dated August 5, 2000.

Page 3
Providence Shareholders
August 5, 2000
______________________

The Company is also including herewith a copy of its Registration Statement on Form 10-SB, filed as an exhibit to the Information Statement. If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at (401) 272-5800 or Adam S. Clavell, Esq., Nadeau & Simmons, P.C., 1250 Turks Head Building, Providence, RI 02903
(401) 272-5800.

                              Warmest regards,


                              /s/ Mark T. Thatcher

                              MARK T. THATCHER, Secretary


DATED: August 5, 2000

                             DEFINITIVE COPY

                       PROVIDENCE CAPITAL I, INC.
                        1250 TURKS HEAD BUILDING
                     PROVIDENCE, RHODE ISLAND 02903


--------------------------------------------------------------------------------


                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


--------------------------------------------------------------------------------

                       PROVIDENCE CAPITAL I, INC.

                       Dated as of August 5, 2000


To the Stockholders of Providence:

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being the Secretary of PROVIDENCE CAPITAL I, INC., provides that:
________________________________________________________________________

Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of PROVIDENCE CAPITAL I, INC. (hereinafter referred to as "PROVIDENCE" and/or the "Company"), a Colorado corporation, will be held at the Company headquarters, 1250 Turks Head Building, Providence, Rhode Island, on August 15, 2000, at 10:00 a.m., Eastern Daylight Time ("EDT").
________________________________________________________________________

The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) Restating and amending the Company's Articles of Incorporation in order to change its name from PROVIDENCE CAPITAL I, INC. to "UNITED AMERICAN COMPANIES, INC." ("name change");

(ii) Approving an Agreement and Plan of Merger and Reorganization (the "Merger") whereby UNITED AMERICAN COMPANIES, INC. (hereinafter referred to as "UAC") will be acquired by PROVIDENCE; and

(iii) electing a new Board of Directors.

Certain officers, directors and affiliates of PROVIDENCE who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the annual meeting of stockholders.

PROVIDENCE hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If any PROVIDENCE shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of PROVIDENCE will be paid the fair value thereof as determined by the Board of Directors.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.11. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)   the Company has had no operations for approximately two years;

(ii)  the Company has negative book value and no assets as of June 30, 2000;

(iii) other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.11 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on Schedule 14 C (the "Information Statement") dated August 5, 2000.

In order to obtain the fair value payment for PROVIDENCE shares, a shareholder must mail or deliver their intention no later than August 15, 2000, to the following address:

     The Board of Directors
     Providence Capital I, Inc.
     1250 Turks Head Building
     Providence, Rhode Island
     02903

The Board of Directors of the Company believe that the Merger will be in the best interest of the PROVIDENCE shareholders. However, shareholders are entitled to assert the above stated Dissenter's Rights (fair value of $0.11 per share) no later than August 15, 2000, as a result of this transaction as explained in Section 7-111 of the CBCA. We are not asking you for a proxy in conjunction with this Meeting, but you are urged to attend the Meeting to vote your shares in person.

Upon the approval of the Proposals, PROVIDENCE and UAC will immediately file an appropriate Articles of Merger in accordance with Colorado law to effect the Merger and file articles of amendment to the Articles of Incorporation of PROVIDENCE in accordance with Colorado law to effect a name change of PROVIDENCE. The Merger will become effective upon the completion of the filing. At the completion of the proposed Merger, each PROVIDENCE shareholder will maintain their current shares of PROVIDENCE Common Stock. The Board of Directors of the Company believes that the Proposals will be in the best interest of PROVIDENCE shareholders and recommends their adoption.

The Company is also including herewith a copy of its Registration Statement on Form 10-SB, filed as an exhibit to the Information Statement.

If there are any questions or further information is required with respect to the Proposals, please contact Adam S. Clavell, Esq. at 1250 Turks Head Building, Providence, Rhode Island 02903 (401) 272-5800.


By order of the Board of Directors,

/s/ Mark T. Thatcher

MARK T. THATCHER, Secretary

DATED: August 5, 2000

                 ______________________________________


                    DEFINITIVE INFORMATION STATEMENT

        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 15, 2000

                 ______________________________________


                       PROVIDENCE CAPITAL I, INC.
                        1250 TURKS HEAD BUILDING
                     PROVIDENCE, RHODE ISLAND 02903


                             AUGUST 15, 2000


GENERAL INFORMATION

This Information Statement is furnished in connection with an Annual Meeting of Stockholders called by the Board of Directors (the "Board") of Providence Capital I, Inc. ("Providence"), to be held at 1250 Turks Head Building, Providence, Rhode Island at 10:00 a.m. local time on August 15, 2000, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Annual Meeting will be first mailed or given to Providence's stockholders on or about August 5, 2000.

All shares of Providence's common stock, no par value per share (the "Voting Shares"), represented in person will be eligible to be voted at the Meeting.


                    WE ARE NOT ASKING FOR A PROXY AND

                YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 1. DATE, TIME AND PLACE INFORMATION


The enclosed information statement is provided by the Board of Providence for use at the Annual Meeting of Stockholders to be held at the Company's headquarters at 1250 Turks Head Building, Providence, Rhode Island at 10:00 a.m. on August 15, 2000, and at any adjournment or adjournments thereof.

Stockholders of record at the close of business on August 5, 2000 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had outstanding shares of Common Stock entitled to one (1) vote per share (the "Voting Shares").

The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The presence of the holders of a majority of the issued and outstanding shares of Voting Shares voting as a single class, entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.


BACKGROUND INFORMATION

An Agreement and Plan of Merger and Reorganization (the "Agreement") was executed on July 26, 2000 by and among Providence and United American Companies, Inc., ("UAC"), who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein. Providence is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Boulevard, Colorado Springs, Colorado 80906 its principal executive office at 1250 Turks Head Building, Providence, Rhode Island 02903, and its phone number is (401) 272-5800; UAC is a corporation duly organized and validly existing under the laws of the State of North Carolina, with its registered office located in the city of Charlotte, State of North Carolina, its principal executive office at 8609 Wood Lake Court, Suite 206, Charlotte, North Carolina 28210 and its phone number is (704) 556-7992.

The respective boards of directors of Providence and UAC deemed it desirable and in the best interests of their respective corporations, for Providence to acquire the outstanding capital stock of UAC in exchange for 13,500,000 shares of the common stock of Providence and have proposed, declared advisable and approved such exchange (the "Merger") pursuant to this Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of Providence and UAC. This Agreement requires that a shareholders' meeting be called by Providence for the purposes of approving the Merger prior to closing.


PROPOSAL ONE AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors has unanimously approved, and recommends for shareholder approval, the restatement and amendment of the Company's Articles of Incorporation in order to change the Company's name to "United American Companies, Inc.". Approval of the restatement and amendment will not result in any other material amendment or change to the Company's Articles of Incorporation. The restatement and amendment is required to effect the Company's acquisition of UAC.


PROPOSAL TWO APPROVAL OF AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

The Board of Directors has unanimously approved, and recommends for shareholder approval, an Agreement and Plan of Merger and Reorganization (the "Merger"), whereby Providence will acquire all issued and outstanding capital stock of UAC in exchange for 13,500,000 shares of the Common Stock of Providence.


PROPOSAL THREE ELECTION OF DIRECTORS

At the Meeting, the successors to the current Board of Directors will be elected for a term of office, such term to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the stockholders.

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Voting Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."

                               Date First
                               Became        Positions and Offices
Name                  Age      Director      With the Company**
-----------------     -----    -----------   ---------------------

Mark A. Craven         50                    Chairman, Executive Vice President,
                                             Secretary and Director

Arnold E. Pitoniak     37                    CEO, President and Director

Michael Gilbert        59                    Chief Financial Officer, Treasurer
                                             and Director

William F. Ruth        65                    Executive Vice President, Retail
                                             Liquidation Services

Nicholas J. Coolidge   68                    Director

Timothy A. Holly       51                    Director

------------------------------------------------------------------------------
**   Nominees for election at this meeting.
     Please see personal biographies below and at Item. 7


ITEM 2. REVOCABILITY OF PROXY

Not Applicable


ITEM 3. DISSENTERS' RIGHT OF APPRAISAL

Providence hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the CBCA. If a Providence shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of Providence will be paid the fair value thereof as determined by the Board of Directors.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.11. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of June 30, 2000; and

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.11 per share.

The Board of Directors of the Company believe that the Merger will be in the best interest of Providence shareholders. However, shareholders are entitled to assert their Dissenter's Rights (fair market value of $0.11 per share) no later than August 15, 2000, as a result of this transaction as explained in Section 7-111 of the CBCA.

In order to obtain the fair market value payment for Providence shares, a shareholder must mail or deliver their intention to the following address:

The Board of Directors
Providence Capital IV, Inc.
1250 Turks Head Building
Providence, RI 02903

Pursuant to Article 113 of the CBCA, each shareholder has the right and is entitled to dissent from the completion of the Merger and receive payment of the fair value of the Common Shares owned by any such shareholder ("Dissenters' Rights"). In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA, as summarized below, in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA and its summary are set forth below.

SUMMARY OF ARTICLE 113 OF THE CBCA

THE FOLLOWING IS ONLY A SUMMARY OF THE PROCEDURES FOR DISSENTING
SHAREHOLDERS PRESCRIBED BY SECTIONS 7-113-101 THROUGH 7-113-302 OF THE CBCA AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF ARTICLE 113 OF THE CBCA AS SET FORTH BELOW

Section 7-113-102 of the CBCA provides that each record or beneficial shareholder of the Company is entitled to dissent from the Merger and demand payment of the fair value of the shares of Common Stock owned by such shareholder. In accordance with Section 7-113-202 of the CBCA, in order for a shareholder to exercise Dissenters' Rights, such shareholder must, prior to the taking of the vote of the shareholders on the Merger, deliver to the Company written notice of such shareholder's intent to demand payment for shares in the event the Merger is approved and shall not vote such shareholder's shares in favor of the Merger.

In accordance with Section 7-113-203 of the CBCA, within ten days after the Merger is effected, the Company must deliver a written dissenter's notice ("Dissenter's Notice") to all shareholders who satisfy the requirements of Section 7-113-202 of the CBCA. The Dissenter's Notice must state that the Merger was authorized and the effective date of the Merger, set forth the address at which the Company will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, which form shall request an address from the dissenting shareholder to which payment is to be made, and set the date by which the Company must receive the payment demand and stock certificates, which date shall not be less than 30 days after the date the Dissenter's Notice was delivered. Furthermore, the Dissenter's Notice may require that all beneficial shareholders, if any, certify as to the assertion of Dissenters' Rights, and be accompanied by Article 113 of the CBCA.

Pursuant to Section 7-113-204 of the CBCA, a shareholder receiving the Dissenter's Notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the Dissenter's Notice. A shareholder who does not comply with the foregoing requirements is not entitled to the fair value of such shareholder's shares under Article 113 of the CBCA.

Upon the later of the effective date of the Merger, or upon receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who complies with Section 7-113-204 the amount the Company estimates to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206 of the CBCA. The payment must be accompanied by (i) the Company's balance sheet as of the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (ii) a statement of the Company's estimate of the fair value of the shares; (iii) an explanation by the Company of how the interest was calculated; (iv) a statement of the dissenting shareholder's right to demand payment under Section 7-113-209 of the CBCA; and (v) a copy of
Article 113 of the CBCA.

In the event a dissenting shareholder is dissatisfied with the Company's payment or offer of payment, such dissenting shareholder, pursuant to
Section 7-113-209 of the CBCA, may notify the Company in writing within 30 days after the Company makes or offers to pay each dissenting shareholder, of such shareholder's own estimate of the fair value of such shares and the amount of interest due, and demand payment of such shareholder's estimate, less any payment already made by the Company under Section 7-113-206, or reject the Company's offer under Section 7-113-208 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if:
(i) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (ii) the Company has failed to make payment within 60 days after the date set for demanding payment; or (iii) the Company does not return the deposited stock certificates within the time specified by Section 7-113-207 of the CBCA. In the event a demand for payment under Section 7-113-209 remains unresolved, the Company may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.

TITLE 7. COLORADO BUSINESS CORPORATION ACT

ARTICLE 113. DISSENTERS' RIGHTS
PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

C.R.S. 7-113-101 (1996)

7-113-101. DEFINITIONS

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

     (i) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

     (ii) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

   (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

   (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

   (c)  Cash in lieu of fractional shares; or

   (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, 30, effective June 1, 1996.)


(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS


(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202
(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


7-113-203. DISSENTERS' NOTICE

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.


7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at.


7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.


ITEM 4. PERSONS MAKING THE SOLICITATION

The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of Providence. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.


ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not Applicable


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to the shares beneficially owned by them.

For purposes of this table, information as to the shares of common stock is calculated based on 1,500,000 shares of common stock outstanding upon the closing of the Transaction. For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days after the date of this prospectus. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named below, any shares which such person or persons has the right to acquire within 60 days after the date of this prospectus are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

COMMON SHARES OWNED

Name and Address                   Number of      Percent of
                                   Shares Owned   Class Owned
                                   Beneficially

Richard Nadeau, Jr.                250,000(1)     16.67%
1250 Turks Head Building
Providence, RI 02903

James R. Simmons                   250,000(1)     16.67%
1250 Turks Head Building
Providence, RI 02903

Mark T. Thatcher                   250,000(1)     16.67%
1250 Turks Head Building
Providence, RI 02903

James H. Brennan, III              250,000(1)     16.67%
735 Broad Street, Suite 800
Chattanooga, TN 37402

Doug Dyer                          250,000(1)     16.67%
735 Broad Street, Suite 800
Chattanooga, TN 37402

All directors and executive
officers as a group
(3 persons)                        750,000(1)     50.00%


(1) The persons listed are the sole officers and directors of the Company.

Management has no plans to issue any additional securities to management, promoters or their affiliates or associates and will do so only if such issuance is in the best interests of shareholders of the Company and complies with all applicable federal and state securities rules and regulations.

Although the Company has a very large amount of authorized but unissued common and preferred stock that may be issued without further shareholder approval or notice, it is the intention of the Company to avoid inhibiting certain transactions with prospective acquisition or merger candidates, based upon the perception by such candidate that they may be engaged in a rapidly expanding industry (i.e. Internet) and cannot afford to proxy shareholders each time their management needs to authorize additional shares.

BENEFICIAL OWNERSHIP OF UAC SECURITIES

The following table sets forth certain information regarding beneficial ownership of UAC Common Stock as of August 5, 2000 by (i) each person known by UAC to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

COMMON SHARES OWNED

Name and Address              Number of           Title of
                              Shares Owned        Class Owned
                              Beneficially

Mark A. Craven                5,700,000           Common Shares

Arnold E. Pitoniak            5,600,000           Common Shares

William F. Ruth                 600,000           Common Shares

Timothy A. Holly              1,500,000           Common Shares

-------------------------------------------------------

PRICE RANGE OF COMMON STOCK

Not Applicable

DIVIDENDS

The Company has never paid dividends with respect to the Common Stock and currently does not have any plans to pay cash dividends in the future. There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The Colorado Corporation Code provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.

ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

In 1998 and 1999, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PROVIDENCE

The directors and executive officers of the Company, their ages and positions held in the Company are as follows:

Name                   Age            Positions Held and Tenure
------------------     -----          -------------------------

Richard Nadeau, Jr.    42             President and Director since
                                      November 24, 1999

James R. Simmons       38             Vice President and Director since
                                      November 24, 1999

Mark T. Thatcher       35             Secretary and Director since
                                      November 24, 1999


The directors named above will serve until the first annual meeting of the Company's stockholders. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between the directors and officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

The directors and officers of the Company will devote their time to the Company's affairs on an "as needed" basis. As a result, the actual amount of time which they will devote to the Company's affairs is unknown and is likely to vary substantially from month to month.

BIOGRAPHICAL INFORMATION

RICHARD NADEAU, JR.--

In 1982, Mr. Nadeau became associated with the Providence law firm of Wistow, Barylick & Bruzzi, where he was responsible for the majority of the firm's commercial litigation. He started the Providence law firm of Nadeau & Simmons, P.C. in 1985 and, since then, has engaged in a successful practice concentrating in corporate law, commercial lending and creditors' rights. He was also appointed Municipal Court Judge for the Towns of Burrillville and North Smithfield in 1999.

Mr. Nadeau graduated magna cum laude from the University of Hartford in 1985 and received his law degree from Georgetown University in 1988. After graduating from Georgetown, he was admitted to the District of Columbia bar and became associated with King & Newmyer. Although he no longer actively practices in Washington, he remains a member of the D.C. Bar.

JAMES R. SIMMONS--

Before joining Nadeau & Simmons, P.C., a Providence corporate, banking and real estate law firm, Mr. Simmons practiced with Tillinghast Collins & Graham in its corporate, commercial and real estate departments. He serves on the Banks and Trusts Committee of the Rhode Island Bar Association and his practice is concentrated in the areas of corporate law, banking and commercial law, mortgage lending and real estate, bankruptcy, and creditors' rights.

Mr. Simmons is admitted to practice law in both Rhode Island and Massachusetts. He graduated magna cum laude from the University of Hartford in 1985 and received his law degree from George Washington University in 1988.


MARK T. THATCHER--

Mr. Thatcher has participated as a business and legal advisor for a number of public and privately held companies. He has been retained for federal and state securities compliance, venture capital analysis, public and private mergers and acquisitions and corporate reorganization/restructuring.

He has served as General Counsel to Acadia Group, Inc. (OTC:BB "ANHS") and CollegeLink.com (AMEX "APS"). He recently joined the Providence law firm of Nadeau & Simmons, P.C. in an "of-counsel" capacity. He is an honorary member of Alpha Kappa Delta, Sutton Award candidate, and recipient of the E.V. Graham Scholarship Merit Award.

Mr. Thatcher attended the University of Denver where he earned his Juris Doctor and Masters in business administration. He is presently a member of the State Bar of Colorado; Court of Appeals, District of Columbia; Committee Member of the Securities Forum, Colorado, Washington, D.C. and the American Bar Association; and Member of the International Society of Business Law.

---------------------------------------------------------------

All directors of the Company will hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified.

The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their successors are elected and shall have qualified, or until resignation or removal from office.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

COMMITTEES OF THE BOARD

Not Applicable

BOARD AND COMMITTEE ATTENDANCE

In 1999 and 2000, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent. At the Meeting, the successors to the current Board of Directors will be elected for a term of office, such term to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the shareholders.

THE NOMINEE DIRECTORS

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF UAC SECURITIES."

                               Date First
                               Became       Positions and Offices
Name                   Age     Director     With the Company**
-------------------    ----    ----------   ---------------------

Mark A. Craven         50                   Chairman, Executive Vice President,
                                            Secretary and Director

Arnold E. Pitoniak     37                   CEO, President and Director

Michael Gilbert        59                   Chief Financial Officer, Treasurer,
                                            and Director

William F. Ruth        65                   Executive Vice President, Retail
                                            Liquidation Services

Nicholas J. Coolidge   68                   Director

Timothy A. Holly       51                   Director

-------------------------------------------------------
** Nominees for election at this meeting.
   Please see personal biographies below and at Item. 7

PERSONAL BIOGRAPHIES

MARK A. CRAVEN

In 1971, Mr. Craven became associated with a family apparel firm, Arnold Craven, Inc., located in High Point, North Carolina. While serving as President until 1993, he was responsible for expanding the company into several prominent well-respected retail apparel stores. In 1980, to compliment the company's retail apparel stores, Mr. Craven formed a direct marketing catalog business. In 1981, his national catalog won an award for layout and design from the Direct Marketing Association. With peak sales of $4,500,000 Mr. Craven sold the catalog's name and concept in 1982. Since 1993, he has been involved in liquidations and consulting services for retail, wholesale, and distribution firms. This has resulted in a national reputation for excellence in liquidating inventory and maximizing value for his clients.

Born and raised in High Point, North Carolina, the world's furniture capital, Mr. Craven has cultivated long-standing contacts in the apparel, textile and furniture industries. To capitalize on these relations, he developed several entities to cover all aspects of the liquidation industry. High Point Furniture Liquidators, LLC, Craven & Ruth Promotions, LLC and The Craven Companies, LLC. Mr. Craven graduated from Hargrave Military Academy, majored in Business Administration at Wake Forest University (1968 - 1971), and studied at New York University's MRA Institute of Retailing. He is a member of the Turnaround Management Association.

ARNOLD E. PITONIAK

Mr. Pitoniak has 17 years experience as an entrepreneur, investment banker and merchant banker. While a senior at Wake Forest University, he formed his first company, and has since formed, developed, bought or sold over 10 companies. Mr. Pitoniak has over three years as an investment banker specializing in mergers and acquisition advisory services, as well as general corporate finance where he raised equity and debt for real estate developers and other businesses particularly public furniture and textile companies. His significant entrepreneurial and banking expertise brings a unique perspective as well as substantial financial and analytical skills with the ability to negotiate and structure transactions that will help United American Companies in becoming a fully-integrated asset management and disposition company.

Mr. Pitoniak attended Southern Methodist University and graduated in 1985 from Wake Forest University with a Bachelor of Arts degree in Economics. He is a member of the Turnaround Management Association.

WILLIAM F. RUTH

Mr. Ruth has over 40 years of diversified retail experience. His long career began in 1957 with Belk Stores, Inc., one of the country's largest department store chains. With Belk he held numerous responsible positions including floor manager, buyer, merchandiser, divisional merchandise manager, general merchandise manager, and area merchandise manager.

After leaving Belk Stores, Mr. Ruth spent three years operating his own apparel store in Winston-Salem, North Carolina. He also held a position in sales with Pine Apparel, an apparel distributor. Mr. Ruth's experience in merchandising, buying, managing apparel of retail inventory has provided him the sound base from which he has provided liquidation consulting services to retailers, wholesalers, and distributors since 1993. Mr. Ruth graduated with Western Carolina University with a degree in Business Administration.

MICHAEL H. GILBERT

Michael H. Gilbert is a Certified Public Accountant. From October 1997 to October 1999, he was Chief Financial Officer, Secretary and Treasurer of The Prima Group International, Inc., a Charlotte, North Carolina, holding company. Previously from May 1986 to September 1997 was a shareholder, officer, and director of Hitchner, Whitt & Co., P.A., a firm of certified public accountants.

NICHOLAS J. COOLIDGE

Nicholas J. Coolidge is President of Jefferson Worldwide Group Ltd. He is a graduate of Harvard College (1954) and Harvard Law School (1959) and spent two years as a lieutenant in the United States Marine Corps. From 1959 to 1969 he was associated with the New York Law firm of Sullivan & Cromwell, where he worked for investment banking clients on debt and equity financings, both domestic and international, investment company matters and mergers and acquisitions. In 1965 he left the practice of law and became a member of the Corporate Finance Department of Kidder, Peabody & Co. Incorporated in New York City. While there, he served as a Vice President, Director and Stockholder, with sixteen professionals under his direction. He had responsibility for the firm's project finance, leasing, real estate and Canadian activities. He was active in public offerings, private placements, international transactions and mergers and acquisitions. While at Kidder, Peabody he and his staff originated and carried out in excess of 200 separate financings for new clients involving over two billion dollars of securities. In 1978 he left Kidder, Peabody and formed Coolidge Securities Corporation, an investment banking firm engaged in a broad range of financing activities for corporate and government clients. More recently, he formed Jefferson Worldwide Group Ltd., a member of the National Association of Securities Dealers, Inc. (NASD), specializing in private placements for clients. Jefferson Worldwide Group, Ltd. is also an investment advisor registered with the District of Columbia.

TIMOTHY A. HOLLY

Mr. Holly, has extensive expertise and substantial skills in investment analysis and management, international finance, foreign commercial intelligence, and strategic planning. He is currently Chief Executive Officer of Jefferson Acquisition Group, Inc., a merchant banking firm, that recently acquired All Points Telecom, Inc., a manufacturing firm making the world's only solar-powered wireless pay phones with internet capability. From 1994 to 1998, Mr. Holly was the Chairman of Stone Harbor Holdings, Ltd (an offshore venture capital fund).

From 1987 to 1994, Mr. Holly headed Royal Overseas Investment Group, Ltd., which included Royal Asset Management Company, a registered investment advisory firm managing the assets of high-net worth individuals and institutions from the Middle East and Europe. Prior to 1987, he was lead analyst for two private banks, with responsibility for structuring foreign direct investments in the United States, advising on over $2.3 billion of investments of foreign capital. He continues to advise certain members of the Saudi Royal Family.

Also, active in education, Mr. Holly was on the faculties of both the University of Massachusetts and the City Colleges of Chicago; the research staff of the Investment Negotiation Center at the Institute for International and Foreign Trade Law; the Board of the Association of Schools of International Affairs; and General Editor of THE FLETCHER FORUM; A JOURNAL OF INTERNATIONAL AFFAIRS.

Mr. Holly received his undergraduate education in Political Science at Indiana University; and graduate studies in Comparative Systems, University of Notre Dame, and law at Georgetown University. He was also a Compton Foundation Fellow working towards a Ph.D. in International Business and Finance at the Fletcher School of Law and Diplomacy
(administered by Harvard University and Tufts University).


ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

At inception of the Company, its Directors, Richard Nadeau, Jr., James R. Simmons and Mark T. Thatcher each received one hundred thousand (100,000) shares of Common Stock valued at $0.0038 per share in consideration of pre-incorporation services rendered to the Company related to investigating and developing the Company's proposed business plan and capital structure, and completion of the incorporation and organization of the Company. No officer or director has received any other remuneration. Although there is no current plan in existence, it is possible that the Company will adopt a plan to pay or accrue compensation to its sole officers and directors for services related to seeking business opportunities and completing a merger or acquisition transaction. See "Certain Relationships and Related Transactions." The Company has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future.

It is possible that, after the Company successfully consummates a merger or acquisition with an unaffiliated entity, that entity may desire to employ or retain one or more members of the Company's management for the purposes of providing services to the surviving entity, or otherwise provide other compensation to such persons. However, the Company has adopted a policy whereby the offer of any post-transaction remuneration to members of management will not be a consideration in the Company's decision to undertake any proposed transaction. Each member of management has agreed to disclose to the Company's Board of Directors any discussions concerning possible compensation to be paid to them by any entity which proposes to undertake a transaction with the Company and further, to abstain from voting on such transaction. Therefore, as a practical matter, if each member of the Company's Board of Directors is offered compensation in any form from any prospective merger or acquisition candidate, the proposed transaction will not be approved by the Company's Board of Directors as a result of the inability of the Board to affirmatively approve such a transaction.

No member of management of the Company will receive any finders fee, either directly or indirectly, as a result of their respective efforts to implement the Company's business plan outlined herein. Also, there are no plans, proposals, arrangements or understandings with respect to the sale or issuance of additional securities by the Company prior to the location of an acquisition or merger candidate. Please also see Item I, Description of Business-General for information regarding the seeking out and selection of a target company, addressing matters such as the manner of solicitation of potential investors, the approximate number of persons who will be contacted or solicited, their relationships to the Company's management, etc.

INDEMNIFICATION AND LIMITATION OF LIABILITY

The Company's Articles of Incorporation include provisions which eliminate or limit the personal liability of the Company's directors except in situations when a director shall be liable for (i) a breach of
Section 7-5-114 of the Colorado Business Corporation Act, including liability for improper dividends or distributions; (ii) a breach of loyalty; (iii) failure to act in good faith; (iv) intentional misconduct or knowing violation of the law; or (v) obtaining an improper personal benefit. In addition, the Articles of Incorporation allow for the indemnification of any director or officer to the fullest extent permitted by the Colorado Corporation Code as in effect at the time of the conduct of such person.

No employee of the Company receives any additional compensation for his services as a director. The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees. The Board of Directors may recommend one or more such programs for adoption in the future.

                   SUMMARY COMPENSATION TABLE FOR UAC

                       SUMMARY COMPENSATION TABLE



                            Long Term Compensation

____________________________________________________________________________
Annual Compensat.           Awards              Payouts
____________________________________________________________________________
(a)        (b)     (c)     (d)     (e)       (f)     (g)    (h)      (i)
                                   Other     Rest.                   All
Name and                           Annual    Stock          LTIP     Other
Principal  Calend.                 Comp.     Award   Opt.   P/out    Comp.
Position   Year    Salary  Bonus   ($)       ($)     ($)    SARs(#)  ($)
_____________________________________________________________________________

Director
Craven,    2000    $150,000
Mark             (annualized)
1999

Director
Pitoniak,  2000    $125,000
Arnold           (annualized)
1999

Director
Gilbert,   2000    $ 75,000
Michael          (annualized)
1999

Executive
Vice
President,
Retail
Liquidatn
Ruth,      2000    $ 85,000
William F.       (annualized)
1999


ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS

Not Applicable


ITEM 11.  AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN
          FOR EXCHANGE

Not Applicable

ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES


No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.


ITEM 13. FINANCIAL AND OTHER INFORMATION


The Company and UAC hereby provides the information as required by paragraph (a) of this Item as follows:

                               FINANCIAL STATEMENTS

                           PROVIDENCE CAPITAL I, INC.
                          (A Development Stage Company)


                               FINANCIAL STATEMENTS
                          PERIOD ENDED DECEMBER 31, 1999

                           INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of Providence Capital I, Inc.
(A Development Stage Company)

     We have audited the accompanying balance sheet of PROVIDENCE CAPITAL I, INC. (a development stage company) as of December 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the period from November 24, 1999 to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As discussed in Note 1 to the financial statements, the Company was incorporated on November 24, 1999 and is in the development stage and had no operations to date.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PROVIDENCE CAPITAL I, INC. as of December 31, 1999, and the results of its operations and its cash flows for the period from November 24, 1999 to December 31, 1999 in conformity with generally accepted accounting principles.

Providence, Rhode Island
July 26, 2000

/s/ Cayer Prescott Clune & Chatellier, LLP

                            PROVIDENCE CAPITAL I, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET
                                DECEMBER 31, 1999


                                      ASSETS


      Total assets                                          $      0


                      LIABILITIES AND STOCKHOLDERS' DEFICIT


Current liabilities:
  Accounts payable                                          $ 15,625

Stockholders' deficit:
  Common stock, $.001 par value; 50,000,000 shares
  authorized, 734,000 shares issued and outstanding              734
  Paid in capital                                              2,055
  Preferred stock, $.001 par value, 50,000,000 shares
  authorized, no shares outstanding
  Deficit accumulated during the development stage          ( 18,414)
      Total stockholders' deficit                           ( 15,625)

      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT           $      0

SEE NOTES TO FINANCIAL STATEMENTS.

                           PROVIDENCE CAPITAL I, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
     PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999


Revenue                                                    $       0

Expenses:
  Professional fees                                           15,525
  Organization costs                                           2,789
      Total expenses                                          18,414

Net loss                                                   $( 18,414)

Loss Per Common Share                                      $    (.03)

SEE NOTES TO FINANCIAL STATEMENTS.

                           PROVIDENCE CAPITAL I, INC.
                          (A Development Stage Company)

                       STATEMENT OF STOCKHOLDERS' DEFICIT
     PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999

                                                     Common
                                                     Stock
                                               Shares     Amount     Deficit

Balance at November 24, 1999                         0    $    0     $     0

Issuance of common stock:
  Stock issued for services rendered at                    2,789
  inception                                    734,000

Net loss for the period from November 24,
  1999 through December 31, 1999                                    ( 15,625)

Balance at December 31, 1999                   734,000    $2,789   $( 15,625)



SEE NOTES TO FINANCIAL STATEMENTS.

                           PROVIDENCE CAPITAL I, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS
     PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999

Cash flows from operating activities:
  Net loss                                                      $ ( 18,414)
  Adjustments to reconcile net loss to net cash provided
  by operating activities:
  Services performed in exchange for stock                           2,789
  Increase in accounts payable                                      15,625
      Net cash provided by operating activities                          0

Increase in cash and cash equivalents                                    0

Cash and cash equivalents, beginning of period                           0

Cash and cash equivalents, end of period                           $     0

SEE NOTES TO FINANCIAL STATEMENTS.

                           PROVIDENCE CAPITAL I, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Development Stage Operations

     The Company was incorporated on November 24, 1999, in the State of Colorado. The Company is in the development stage and its intent is to operate as a capital market access corporation and to acquire one or more existing businesses through merger or acquisition. The Company has had no significant business activity to date. The Company has selected the calendar year as its fiscal year. Costs associated with organization have been expensed in accordance with SOP 98-5.

Stock-Based Compensation

     The Company accounts for stock-based compensation under Statement of Financial Accounting Standards ("SFAS") No. 123 "Accounting for Stock-Based Compensation". The Company accounts for stock-based compensation based on the fair value of the consideration received or the fair value of the stock issued, whichever is more reliably measurable.

Estimates

     The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.


2.     STOCKHOLDERS' EQUITY

     On November 24, 1999, the Company issued seven hundred thirty-four thousand (734,000) shares of its $0.001 par value common stock for services valued at their fair market value of $2,789. The shares were issued pursuant to Rule 701 of the Securities Act of 1933 (the "Act") and are restricted securities within the meaning of Rule 144 of the Act.

     The Company authorized 50,000,000 shares of Series A convertible preferred stock with a par value of $0.001 per share. Currently, there are no shares outstanding. Each share of preferred stock can be converted into one share of common stock and each share is entitled to one vote, voting together with the holders of shares of common stock.

3.     RELATED PARTY TRANSACTIONS

The accounts payable of $15,625 was for legal services rendered in connection with business planning and compliance. Those legal services were rendered by shareholders of the Company.

As described in footnote #2 the Company issued common stock for services provided by related parties that are valued at the fair market value of $2,789.

(CONTINUED)

                           PROVIDENCE CAPITAL I, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

4.     INCOME TAXES

Due to the current period's operating loss, the Company has no provision for income taxes for 1999.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's net deferred tax asset balances are attributable to net operating loss carryforwards. At December 31, 1999, the Company's deferred tax asset consisted of the following:


     Deferred tax asset                                 $   5,500
     Valuation allowance                                  ( 5,500)

       Net deferred tax assets recognized on the
        accompanying balance sheets                     $       0


The components of the income tax provision (benefit) consisted of the following for the year ended December 31, 1999.

     Current                                            $       0
     Deferred                                               5,500
     Tentative tax provision (benefit)                      5,500
     Change in valuation allowance                        ( 5,500)

       Net income tax provision (benefit)               $       0


     The Company has a net operating and economic loss carryforward of approximately $15,625 available to offset future federal and state taxable income through 2019 as follows:

     Year of Expiration     Amount

     2019                   $ 15,625

(CONCLUDED)

                           PART I - FINANCIAL INFORMATION

ITEM 1.  FINANCIAL STATEMENTS

                            PROVIDENCE CAPITAL I, INC.
                           (A Development Stage Company)

                               FINANCIAL STATEMENTS
                        THREE MONTHS ENDED MARCH 31, 2000
                      AND THE PERIOD FROM NOVEMBER 24, 1999
                    (DATE OF INCEPTION) TO MARCH 31, 2000 AND
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS'
                                  REVIEW REPORT

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT


To the Board of Directors
Providence Capital I, Inc.
(A Development Stage Company)

We have reviewed the accompanying balance sheet of Providence Capital III, Inc. (a development stage company) as of March 31, 2000, and the related statements of operations, stockholders' equity, and cash flows for the three month period then ended and the period from November 24, 1999 (inception) to March 31, 2000. These financial statements are the responsibility of the company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial statements consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.


Providence, Rhode Island
July 26, 2000

                          /s/ Cayer Prescott Clune & Chatellier, LLP

                             PROVIDENCE CAPITAL I, INC.
                           (A Development Stage Company)

                                   BALANCE SHEET
                                  MARCH 31, 2000
                                    (UNAUDITED)

                                      ASSETS


      TOTAL ASSETS                                          $        0


                      LIABILITIES AND STOCKHOLDERS' DEFICIT


Current liabilities:
  Accounts payable                                          $   16,825

Stockholders' deficit:
  Common stock, $.001 par value;
   50,000,000 shares authorized,
    734,000 shares issued and
     outstanding                                                   734
  Paid in capital                                                2,055
  Preferred stock, $.001 par value,
   50,000,000 shares authorized,
    no shares outstanding
  Deficit accumulated during the development stage            ( 19,614)

      Total stockholders' deficit                             ( 16,825)

      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT      $             0



SEE NOTES TO FINANCIAL STATEMENTS AND
INDEPENDENT CERTIFIED ACCOUNTANTS' REVIEW REPORT.

                             PROVIDENCE CAPITAL I, INC.
                           (A Development Stage Company)

                              STATEMENT OF OPERATIONS
                         THREE MONTHS ENDED MARCH 31, 2000
             AND THE PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION)
                                 TO MARCH 31, 2000
                                    (UNAUDITED)


                                             Three Months    November 24, 1999
                                             Ended           (Inception) to
                                             March 31, 2000  March 31, 2000

Revenue                                      $      0        $       0

Expenses:
  Professional fees                             1,200           16,825
  Organization costs                                             2,789
      Total expenses                            1,200           19,614

Net loss                                     $ (1,200)       $( 19,614)

Loss Per Common Share                        $  (.001)       $   (.028)


SEE NOTES TO FINANCIAL STATEMENTS AND
INDEPENDENT CERTIFIED ACCOUNTANTS' REVIEW REPORT.

                            PROVIDENCE CAPITAL I, INC.
                           (A Development Stage Company)

                         STATEMENT OF STOCKHOLDERS' DEFICIT
                         THREE MONTHS ENDED MARCH 31, 2000
             AND THE PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION)
                                 TO MARCH 31, 2000
                                    (UNAUDITED)


                                            Common
                                            Stock

                                            Shares    Amount        Deficit

Balance at November 24, 1999                      0   $      0      $       0

Issuance of common stock:
  Stock issued for services
   rendered at inception                    734,000      2,789

Net loss for the period from
 November 24, 1999 through
 December 31, 1999                                                   ( 18,414)

Balance at December 31, 1999                734,000   $  2,789       ( 18,414)

Net loss for the three months
 ended March 31, 2000                                                  (1,200)

Balance at March 31, 2000                   734,000   $  2,789      $( 19,614)


SEE NOTES TO FINANCIAL STATEMENTS AND
INDEPENDENT CERTIFIED ACCOUNTANTS' REVIEW REPORT.

                            PROVIDENCE CAPITAL I, INC.
                           (A Development Stage Company)

                              STATEMENT OF CASH FLOWS
                         THREE MONTHS ENDED MARCH 31, 2000
             AND THE PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION)
                                 TO MARCH 31, 2000
                                    (UNAUDITED)


                                            Three Months     November 24, 1999
                                            Ended            (Inception) to
                                            March 31, 2000   March 31, 2000

Cash flows from operating activities:
  Net loss                                  $      (1,200)   $     ( 19,614)
  Adjustments to reconcile net loss to
   net cash provided by operating
    activities:
  Services performed for stock                                        2,789
  Increase in accounts payable                      1,200            16,825
      Net cash provided by
       operating activities                             0                 0

Increase in cash and cash equivalents                   0                 0

Cash and cash equivalents,
 beginning of period                                    0                 0

Cash and cash equivalents, end of period    $           0    $            0


SEE NOTES TO FINANCIAL STATEMENTS AND
INDEPENDENT CERTIFIED ACCOUNTANTS' REVIEW REPORT.

                            PROVIDENCE CAPITAL I, INC.
                           (A Development Stage Company)

                           NOTES TO FINANCIAL STATEMENTS
                                  MARCH 31, 2000


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Development Stage Operations

     Providence Capital I, Inc. (a Development Stage Company) (the Company) was incorporated on November 24, 1999, in the State of Colorado. The Company is in the development stage and its intent is to operate as a capital market access corporation and to acquire one or more existing businesses through merger or acquisition. The Company has had no significant business activity to date.
The Company has selected the calendar year as its fiscal year. Costs associated with organization have been expensed in accordance with SOP 98-5.

Stock-Based Compensation

     The Company accounts for stock-based compensation under Statement of Financial Accounting Standards ("SFAS") No. 123 "Accounting for Stock-Based Compensation". The Company accounts for stock-based compensation based on the fair value of the consideration received or the fair value of the stock issued, whichever is more reliably measurable.

Estimates

     The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

2.   STOCKHOLDERS' EQUITY

     On November 24, 1999, the Company issued seven hundred thirty-four thousand (734,000) shares of its $.001 par value common stock for services, rendered by related parties, valued at their fair market value of $2,789. The shares were issued pursuant to Rule 701 of the Securities Act of 1933 (the "Act") and are restricted securities within the meaning of Rule 144 of the Act.

     The Company authorized 50,000,000 shares of Series A convertible preferred stock with a par value of $.001 per share. Currently, there are no shares outstanding. Each share of preferred stock can be converted into one share of common stock and each share is entitled to one vote, voting together with the holders of shares of common stock.

3.   RELATED PARTY TRANSACTIONS

$16,525 of the accounts payable balance was for legal services rendered in connection with business planning and compliance. Those legal services were rendered by shareholders of the Company.

As described in footnote #2 the Company issued common stock for services provided by related parties that are valued at the fair market value of $2,789.

SEE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REVIEW REPORT.
(CONTINUED)

                            PROVIDENCE CAPITAL I, INC.
                           (A Development Stage Company)

                           NOTES TO FINANCIAL STATEMENTS
                                   MARCH 31, 2000

4.   INCOME TAXES

Due to the current period's operating loss, the Company has no provision for income taxes.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's net deferred tax asset balances are attributable to net operating loss carry-forwards. At March 31, 2000, the Company's deferred tax asset consisted of the following:

     Deferred tax asset                        $     5,800
     Valuation allowance                           ( 5,800)

     Net deferred tax assets recognized on
      the accompanying balance sheets          $         0


The components of the income tax provision (benefit) consisted of the following for the period ended March 31, 2000.

     Current                                   $         0
     Deferred                                        5,800
     Tentative tax provision (benefit)               5,800
     Change in valuation allowance                 ( 5,800)

       Net income tax provision (benefit)      $         0


     The Company has a net operating and economic loss carryforward of approximately $16,525 available to offset future federal and state taxable income through 2019 as follows:

     Year of Expiration                        Amount

     2019                                      $    16,525

SEE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REVIEW REPORT.
(CONCLUDED)

UAC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the Financial Statements and related notes thereto to be filed subsequently.


PLAN OF OPERATION

UAC does not currently have any external sources of working capital. UAC's Management has not entered into any commitments for significant capital expenditures. Furthermore, there are no plans to hire additional employees unless Management is successful in securing a substantial capital infusion.

On July 26, 2000 UAC entered into the Agreement with Providence (the "Transaction"). This Transaction will be structured as a Merger whereby the existing shareholders of UAC will obtain control of Providence. Upon completion of this transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and operating activities. Accordingly, the combined companies will be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, operations, sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the UAC business is provided in ITEM 14.


LIQUIDITY AND CAPITAL RESOURCES

The Company remains in the development stage and, since inception, has experienced no significant change in liquidity or capital resources or stockholder's equity. The Company's balance sheet as of March 31, 2000, reflects a current asset value of $0.00, and a total asset value of $0.00 in the form of cash and capitalized organizational costs.

The Company will carry out its plan of business as discussed below.

RESULTS OF OPERATIONS

During the period from November 24, 1999 (inception) through June 30, 2000, the Company has engaged in no significant operations other than organizational activities, acquisition of capital and preparation for reporting as a registrant under Section 12 of the Securities Exchange Act of 1934, as amended. No revenues were received by the Company during this period.

NEED FOR ADDITIONAL FINANCING

The Company believes that its existing capital will be sufficient to meet the Company's cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934, as amended, for a period of approximately two years.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") issued by the Financial Accounting Standards Board ("FASB"), under which deferred tax assets and liabilities are provided on differences between the carrying amounts for financial reporting and the tax basis of assets and liabilities for income tax purposes using the enacted tax rates. Under SFAS 109, deferred tax assets may be recognized for temporary differences that will result in deductible amounts in future periods. A valuation allowance is recognized, if on the weight of available evidence, it is more likely than not that some portion or the entire deferred tax asset will not be realized.

NEW ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") issued by the FASB, is effective for financial statements for fiscal years beginning after December 15, 1995. The standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets, and goodwill, should be recognized and how impairment losses should be measured.

The Company does not expect adoption to have a material effect on its financial position or results of operations. Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") issued by the FASB, is effective for specific transactions entered into after December 15, 1995. The disclosure requirements of SFAS 123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard established a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from non-employees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.

FEDERAL INCOME TAX ASPECTS OF INVESTMENT IN THE COMPANY

The discussion contained herein has been prepared by the Company and is based on existing law as contained in the Code, amended United States Treasury Regulations ("Treasury Regulations"), administrative rulings and court decisions as of the date of this Registration Statement. No assurance can be given that future legislative enactments, administrative rulings or court decisions will not modify the legal basis for statements contained in this discussion. Any such development may be applied retroactively to transactions completed prior to the date thereof, and could contain provisions having an adverse affect upon the Company and the holders of the Common Stock. In addition, several of the issues dealt with in this summary are the subjects of proposed and temporary Treasury Regulations. No assurance can be given that these regulations will be finally adopted in their present form.

Y2K COMPLIANCE

UAC has conducted an assessment of issues related to the Year 2000 and determined that all its computer driven systems and software in use are able to recognize, calculate, and display data-related dates correctly after the year 1999. UAC can not determine the impact the Year 2000 will have on its key suppliers. However, if UAC's key suppliers do not convert their systems to become Year 2000 compliant, UAC may be adversely impacted.

FORWARD LOOKING STATEMENT

This Management's Discussion and Analysis of Financial Condition and Results of Operations includes a number of forward-looking statements that reflect Management's current views with respect to future events and financial performance. Those statements include statements regarding the intent, belief or current expectations of UAC and members of its management team as well as the assumptions on which such statements are based.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. The Company believes that its assumptions are based upon reasonable data derived from and known about its business and operations and the business and operations of UAC. No assurances are made that actual results of operations or the results of the Company's future activities will not differ materially from its assumptions.

ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

An Agreement and Plan of Merger and Reorganization was executed on July 26, 2000, by and among Providence and UAC, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the Transaction contemplated therein. Providence is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Blvd., Colorado Springs, Colorado 80906, its principal executive office at 1250 Turks Head Building, and its phone number is (401) 272-5800; UAC is a corporation duly organized and validly existing under the laws of the state of North Carolina, with its registered office located in the city of Charlotte, State of North Carolina, its principal executive office at 8609 Wood Lake Court, Suite 206, Charlotte, North Carolina 28210, and its phone number is (704) 556-7992.

The respective boards of directors of Providence and UAC deemed it desirable and in the best interests of their respective corporations, for Providence to acquire the outstanding capital stock of UAC in exchange for the issuance of shares of the common and preferred stock of Providence and have proposed, declared advisable and approved such merger (the "UAC Merger") pursuant to this Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of Providence and UAC.

This Agreement requires that a shareholders' meeting be called by Providence for the purposes of approving the UAC Merger prior to closing.

The UAC Merger shall become effective on the "Effective Date", such date being the later upon which (i) amended Articles of Incorporation are filed with the Secretary of State of Colorado and (ii) a Certificate of Merger is filed with the Secretary of State of North Carolina. The "Closing Date" will be on or within one (1) business day of the date the Agreement is approved by the shareholders of Providence.

The UAC Merger is intended to qualify as an I.R.C. 368(b) tax-free reorganization. At the Closing, (a) UAC shall deliver to Providence a statement (in such form as may be reasonably requested by counsel to Providence) conforming to the requirements of Section 1.897-2(h)(1)(i) of the United States Treasury Regulations, and (b) UAC shall deliver to the IRS the notification required under Section 1.897-2(h)(2) of the United States Treasury Regulations.

EFFECT OF UAC MERGER

In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of Providence shall continue unaffected and unimpaired by the UAC Merger.

The laws of Colorado shall continue to govern Providence. On and after the Effective Date, the articles of incorporation of UAC shall be the articles of incorporation of Providence until further amended in the manner provided by law and in such articles of incorporation (the "Articles"). On the Effective Date, the bylaws of UAC shall be the bylaws of Providence (the "Restated Bylaws") until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Restated Bylaws.

CONVERSION OF UAC'S STOCK AND OTHER SECURITIES

UAC shareholders will surrender one hundred percent (100%) of their issued and outstanding common and preferred shares to Providence on the date of execution of this Agreement. In exchange for receipt of one hundred percent (100%) of UAC shares, Providence, on the terms and subject to the conditions herein set forth, shall issue and deliver to UAC shareholders:

   On  the  Closing  Date,   13,500,000   Common  Shares,  no  par  value
   ("Providence Common Stock"), of Providence, on a share-for-share basis, registered in the name of each UAC shareholder or its nominee.

--Providence Common Stock

   None of the currently issued and outstanding shares of Providence Common Stock, no par value, issued and outstanding at the effective time of the UAC Merger shall be converted as a result of the UAC Merger;

--Fractional Interests

   No fractional shares of preferred or common stock of Providence or certificate or scrip representing the same shall be issued. In lieu thereof each holder of UAC shares having a fractional interest arising upon such conversion will be rounded up into one full additional share of common stock of Providence;

--Status of Common Stock

   All shares of common stock of Providence into which UAC shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Providence Common Stock;

--Status of Preferred Stock

   All shares of preferred stock of Providence into which UAC shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Providence Preferred Stock;

--Independent Appraisal, Right to Dissent and Obtain Payment for Shares

   Procedures for Protection of Dissenter's Rights. In order to establish a "fair value" for the UAC shares which are paid in cash in lieu of conversion into the shares of Providence, as provided in this Article VI, the Board of Directors of UAC shall establish the value of UAC shares prior to the UAC Merger, and shall afford to such shareholders of UAC all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the North
   Carolina Business Corporation Act, as amended, the terms and provisions of which are hereby incorporated by reference and made a part hereof.

UAC SHAREHOLDER DISSENTER'S RIGHTS

The Board of Directors of UAC shall establish the value of UAC's shares prior to the UAC Merger, and shall afford to the shareholders of UAC all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the North Carolina Business Corporation Act. The capital surplus and retained earnings accounts of UAC shall be determined, in accordance with generally accepted accounting principles, by the board of directors of UAC. Nothing herein shall prevent the board of directors of UAC from making any future changes in its accounts in accordance with law.

INVESTMENT REPRESENTATION LETTER

At the Closing, each of the UAC shareholders shall execute and deliver to UAC an investment representation letter statement in such form as may be reasonably requested by counsel.

UAC CORPORATION-

DESCRIPTION OF THE BUSINESS
UNITED AMERICAN COMPANIES, INC.

United American Companies, Inc. ("UAC"), is a newly formed North Carolina corporation. Its primary purpose is to become a public company specializing in asset evaluation, acquisition, liquidation, management and financing by seizing undervalued opportunities in the retail, wholesale, distribution and manufacturing sectors with the strategy of UAC being two-fold; creating high current returns and income by liquidating assets and creating equity value over a period of time by purchasing operating companies at value and increasing that value over time and selling those companies for a significant return on investment. This purpose is partly based upon the following factors:

   * Domestic retail capacity is four times the level needed for US consumers

   * Periodic declines in consumer spending result in more retail failures

   * Dominant retailers like Wal-Mart and Home Depot accelerate the pace of retail failures

   * E-commerce and e-tailing will increase failures of traditional retailers

   *  Middle Market default rates indicate higher defaults among retailers

   *  In 1999, major principal liquidations exceeded an estimated $15
      Billion

   * Brands like London Fog and Bonwit Teller have been liquidated and are therefore gone from the retail market

   * In 1999, assets of companies filing bankruptcy exceeded $30 billion.

   * Opportunities exist for brand licensing and exporting of liquidated assets.

   * Opportunities exist for purchasing old world economy companies applying new world economy strategies and e-commerce at below enterprise value.

To realize the opportunities from conditions in the economic market place and to effectively enter the comprehensive asset management industry, UAC is acquiring in an exchange of common stock, either complete ownership or control of several entities comprising the Craven Companies (the "Craven Group" or "Craven") -- a nationally recognized liquidator of consumer product inventories, thereby making UAC a fully-integrated asset management company.

The Craven Group has antecedents dating back to 1994. However, Craven senior management and principals have been active in the retail industry and in the retail inventory liquidation industry since 1957. In the last five years, the Craven Group has liquidated over $1 billion in assets. The Craven Group has served over 2,000 clients that include:

*    Bonwit Teller
*    Montaldo's
*    Tapp's Department Stores
*    Leder Bros. Department Stores
*    Hess Shoes
*    Skinner's Furniture Stores

To become a full-service asset acquisition, liquidation management firm, and turnaround company, in November 1999, the Craven Group's activities were structured as several Delaware limited liability companies -- each containing the name "Fox." However, this designation was recently changed to "Craven" to reflect certain internal changes and to take advantage of the widely known and respected name of the Craven Chairman -- Mark Craven, an established expert in the liquidation of retail inventories. The Craven Group is comprised of the following affiliate entities:

   * Craven and Ruth, Inc. - merchandise sales, factoring, distribution

   * Craven and Ruth Promotions, LLC. - retail and wholesale liquidations

   * High Point Furniture Liquidators, LLC - retail and wholesale liquidations

   * Craven Advisory Group, LLC - business consulting services

   * Craven Valuation Services, LLC - retail inventory valuations and appraisals

   * Craven Capital Partners, LLC - principal purchasers of retail inventory and assets from distressed retailers (inventory liquidated by other Craven entities)

   * Promo Services, LLC - provider of sign materials and promotion advertising preparation and placement of advertising

   * CrossStone Capital Group, LLC - investment and merchant banking.

The Craven Group employs five full-time professionals who have extensive financial, retail, and liquidation experience. Craven also has 50 professionals who are affiliated with the group on a retainer basis. These contracted human resources assist with appraisals and evaluations, liquidations, and marketing activities. As additional support, Craven has an adequate back-office staff of four to handle the collective activities of the group.

Craven uses a proprietary financial model and analysis to value inventories. The model incorporates many variables including US economic indicators and industry information such as gross profit margins, turnover, age, product mix, distribution channels, computability, seasonality, and market values, then compares the results to data of competitive retailers, manufacturers, or wholesales. In the past, the Craven model has been applied in its "fee-based liquidation" business - i.e., where clients retain Craven to conduct liquidation sales and promotions. While Craven will continue operating a fee-based practice, it intends to become an "equity" liquidator - i.e., where Craven, as a principal, acquires the assets and then determines the most appropriate means of liquidation, disposition, or positioning of the assets.

Though Craven, as an equity liquidator, would initially be the smallest of 8 national liquidators of consumer products inventories, the potential returns are expected to be quite significant - far surpassing the income potential of fee-based business. In many instances, the larger liquidators form joint ventures to acquire large inventories (at auctions, in bankruptcies, etc.). These arrangements reduce competition and, in turn, improve profit potential. To date, Craven has lacked the necessary capital to participate as a principal in such transactions. However, UAC is presently preparing a private placement of $100,000,000 in preferred stock and or secured revolving credit. To date, in preliminary discussions with institutional funders, UAC's proposal has been very well received, and each source is anxiously awaiting the private placement memorandum.

UAC shall have has its initial directors:

          *            Mark Craven, Chairman of the Board of Directors

          *            Arnold E. Pitoniak, Chief Executive Officer

          *            William F. Ruth, Executive Vice President,
                       Retail Liquidation Services

          * Michael Gilbert, Chief Financial Officer and Treasurer of UAC

          *            Timothy A. Holly, Director of UACI

          *            Nicholas J. Coolidge, Director of UACI

                 The Craven Companies LLC and Affiliates
                         12 Months Post Closing


          Total Revenues                $   49,997,684
          Operating Costs/Expenses          38,262,826
          EBITDA                            11,734,854

UAC currently derives its income via fee-based litigation consulting, small "equity" liquidation transactions where the company, as a principal, acquires the assets and then determines the most appropriate means of liquidation, disposition or positioning of those assets, and consulting fees from services to liquidation clients including valuations, financing, marketing and advertising. However, with a large line of credit facility which the company is currently negotiating of $100,000,000, UAC would be able to participate in much larger "equity" principal liquidation transactions. Although there is no guarantee of this funding, several institutional investors have expressed a strong interest in a preferred offering or debt instrument financing in the form of a secured line of credit.

As well, UAC through one of the Craven affiliates, CrossStone Capital Group, LLC has executed the purchase contract of an acquisition of a manufacturing concern which provided UAC closes on this transaction, would increase the pro forma revenues post-closing by twenty million ($20,000,000) with an EBITDA increase to UAC of $1,500,000 on an annual basis and as well CrossStone Capital Group, LLC has extended two offers on two other operating companies. The balance sheet of UAC would show net tangible assets exceeding $10,000,000 with these acquisitions.

However, these pro forma numbers post-closing reflect certain financings and other assumptions which are not the control of management or the company. Certain statements, estimates and forward-looking projections prepared by the company may not be representative of future outcome. The company makes no representation as to their attainability, nor can any such representation be implied. In addition, because the estimates and assumptions underlying such projections are inherently subject to significant economic, market, and regulatory uncertainty and contingencies, which are difficult or impossible to predict accurately and are beyond the company's control, there is significant risk that the projections will not be realized. Accordingly, actual results may be materially different from those projected.


ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.

ITEM 16. RESTATEMENT OF ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.


ITEM 17. ACTION WITH RESPECT TO REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.


ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.

ITEM 19. AMENDMENT OF ARTICLES, BYLAWS OR OTHER DOCUMENTS

Action will be taken by the Company with respect to the restatement and amendment of articles of the Company, whereby the name of the company will be changed from "Providence Capital I, Inc." to "United American Companies, Inc.", the Company's Articles of Incorporation will be amended to Copies of the proposed Restated and Amended Articles of Incorporation are available upon request by contacting the Company in writing at 1250 Turks Head Building, Providence, Rhode Island 02903.


ITEM 20. OTHER PROPOSED ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.


ITEM 21. VOTING PROCEDURES

The Board of Directors has fixed August 5, 2000 as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 1,500,000 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The directors, officers and affiliates of the Company as a group own or may be deemed to control 1,250,000 shares of Common Stock constituting eighty- three percent (83%) of the outstanding shares of Voting Shares. Each of the directors, nominated directors and officers has indicated his or her intent to vote all shares of Voting Shares owned by him or her in favor of each item set forth herein.


ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable


              THIS INFORMATION STATEMENT IS PROVIDED TO YOU
                     FOR INFORMATION PURPOSES ONLY.

              NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.